NFE Announces Dividend Update NEW YORK--(BUSINESS WIRE)--Sep. 30, 2024-- New Fortress Energy Inc. (Nasdaq: NFE) (“NFE” or the “Company”) today announced that the Company has determined to delay the payment of the Company’s previously declared $0.10 per share Class A common stock dividend, with a record date of September 13, 2024 (the “Dividend”), until such time as the Company has reached an agreement with its noteholders to address the Company’s near-term maturities and liquidity requirements. The Company expects to reach an agreement with its noteholders in the near future, after which the Company will reevaluate the payment of the Dividend, including with respect to its amount and the timing of any potential payment. About New Fortress Energy Inc. New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these terms or other comparable words. Forward looking statements include, but are not limited to, statements related to our payment of the Dividend and our ability to reach an agreement with certain of our lenders and noteholders to adequately address near-term maturities and liquidity requirements, whether in the near-term or at all. These forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: our ability to implement our business strategy; the risk that proposed transactions, including any financing or refinancing transactions may not be completed in a timely manner or at all; and failure to maintain sufficient working capital and to generate revenues, which could adversely affect our ability to pay the Dividend. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise these forward-looking statements, even though our situation may change in the future. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in NFE’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement. View source version on businesswire.com: https://www.businesswire.com/news/home/20240930067225/en/ Investors ir@newfortressenergy.com Media press@newfortressenergy.com Source: New Fortress Energy Inc.